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                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

                         DELAWARE EMERGING MARKETS FUND
                   DELAWARE INTERNATIONAL SMALL-CAP VALUE FUND
                       DELAWARE INTERNATIONAL VALUE EQUITY

                            SUPPLEMENT TO THE FUNDS'
                        PROSPECTUS DATED JANUARY 31, 2004


As set forth in the May 5, 2004, Supplement to the Prospectus, the Fund's investment manager, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's Investment Management Agreement for each Fund will automatically terminate as of the Closing.

In order for Delaware Investments to continue to provide overall management of the daily business affairs of each Fund after the Closing, the Board of Trustees responsible for each Fund has approved a proposal that provides for Delaware Management Company ("DMC") to serve as the investment manager of each Fund pursuant to an Investment Management Agreement with the applicable Trust (the "New Investment Management Agreement") and for DIAL to continue to provide investment services to the Funds as sub-advisor to DMC pursuant to a new sub-advisory agreement (together with the New Investment Management Agreement, the "New Agreements").

As required under applicable law, the Board of Trustees responsible for each Fund has approved the submission of the New Agreements to applicable shareholders. Shareholders of record on June 22, 2004, will receive a proxy statement requesting approval of the New Agreements in early July. A special meeting of shareholders addressing these matters will be held on or about August 31, 2004.



THIS SUPPLEMENT IS DATED JUNE 24, 2004.